================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           --------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              September 30, 1996
                                                              ------------------


                           PORTACOM  WIRELESS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    British Columbia, Canada              0-23228                   N/A
--------------------------------------------------------------------------------
  (State or other jurisdiction          (Commission          (IRS Employer
  of Incorporation)                     File Number)         Identification No.)



     8055 W. Manchester Avenue, Suite 730, Playa del Rey, California 90293
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 448-4140
                                                     --------------



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          (Former name or former address, if changed since last report



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

Item 5.  Other Matters
-------  -------------

     In order that the Registrant might file an application to have its common stock listed on National Association of Securities Dealers Automated Quotation System Small Cap Stock Market, and for the purpose of including this Current Report on Form 8-K as an exhibit to such application, the Registrant hereby is filing unaudited financial statements for the quarterly period ending September 30, 1996. Such financial statements will be re-filed on a timely basis as part of the Registrant's Quarterly Report on Form 10-QSB for such period.

     During a previous reporting period, the Registrant changed the date on which its fiscal year ends from March 31 to December 31. Accordingly, results of operations reported herein are as of and for the three months ended
September 30, 1996 and September 30, 1995 and for the nine months ended September 30, 1996 and December 31, 1995.

     The financial statements included herein have been prepared by the Registrant, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). As contemplated by the SEC under Rule 10-01 of Regulation S-X (as amended by Regulation S-B), the accompanying financial statements and footnotes have been condensed and therefore do not contain all disclosures required by generally accepted accounting principles. However, the Registrant believes that the disclosures are adequate to make the information presented not misleading. Except where otherwise specified, all dollar amounts referenced in this document are denominated in United States dollars.

                                     INDEX

                                                        Page
                                                         No.

Condensed Consolidated Balance Sheet at
September 30, 1996 and December 31, 1995 (Unaudited)      3

Condensed Consolidated Statements of Operations
for the three and nine months ended September 30,
1996 and December 31, 1995 (Unaudited)                    4

Condensed Consolidated Statements of Cash Flows
for the three and nine months ended September 30,
1996 and December 31, 1995 (Unaudited)                    5

Notes to Condensed Consolidated Financial
Statements (Unaudited)                                    6

PORTACOM WIRELESS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and expressed in U.S. dollars)

September 30, 1996 and December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                       SEPTEMBER 30, 1996    DECEMBER 31, 1995
----------------------------------------------------------------------------------------------
ASSETS
Current assets:
    Cash                                                      $   751,729         $    165,665
    Accounts receivable, net of reserve                            10,001                7,093
    Notes receivable                                              436,411              815,400
    Inventory                                                          --                   --
    Prepaid expenses                                                   --                   --
----------------------------------------------------------------------------------------------
          Total current assets                                  9,250,624              988,158

Investments (note 3)                                            8,025,000                   --
Equipment, net                                                     12,959                   --
----------------------------------------------------------------------------------------------
                                                              $9 ,236,099         $    988,158
----------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable (note 7)                                 $   262,939         $  1,107,426
    Accrued liabilities                                           132,732                   --
    Notes payable                                                      --              971,000
    Convertible promissory notes payable (note 4)               2,405,000                   --
----------------------------------------------------------------------------------------------
          Total current liabilities                           $ 2,800,671         $  2,078,426

Shareholders' equity (deficiency):
    Share capital (note 5)                                     14,660,397           13,829,621
    Accumulated deficit                                        (8,274,422)         (14,919,889)
----------------------------------------------------------------------------------------------
                                                                6,385,975           (1,090,268)
----------------------------------------------------------------------------------------------
                                                              $ 9,236,099         $    988,158
----------------------------------------------------------------------------------------------

On behalf of the Board:   /s/  Douglas MacLellan        Director
                          -----------------------------
                          /s/  Stephen Leahy            Director
                          -----------------------------

See accompanying notes to condensed consolidated financial statements.

PORTACOM WIRELESS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and expressed in U.S. dollars)

Three months ended September 30, 1996 and 1995
Nine months ended September 30, 1996 and December 31, 1995
--------------------------------------------------------------------------------


                                                      Three Months                  Nine Months
                                            ----------------------------------------------------------
                                            SEPTEMBER 1996     SEPTEMBER      SEPTEMBER       DECEMBER
                                                                 1995           1996            1995
------------------------------------------------------------------------------------------------------
INCOME
  Sales, net                                   $    10,000    $    72,664    $    10,000     $    56,261
  Other income (note 3)                          9,000,179             --      9,003,907              --
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
   Advertising and promotion                            --         45,060          3,500          60,820
   Bad debt                                             --             --             --          80,628
   Consulting fees                                  72,436        274,657        552,688         327,132
   Depreciation and amortization                     1,595             --          1,595         143,786
   General and administrative                       80,930         78,374        222,681         114,526
   Interest and bank charges                       139,670         43,755        181,731          73,394
   Legal and accounting                            141,360         47,328        458,640         273,665
   Management fees                                  22,633         11,780         47,876          49,436
   Placement fees                                       --             --        106,000              --
   Rent                                              9,232         14,526         34,904         141,568
   Research and development                             --         10,050             --          60,437
   Travel and entertainment                         72,179         47,479        202,170          97,948
   Wages and benefits                              167,235         47,957        343,346         513,325
--------------------------------------------------------------------------------------------------------
  Total operating expenses                         707,268        620,965      2,155,130       1,936,665
--------------------------------------------------------------------------------------------------------
  Income (loss) before debt settlement         $ 8,302,911       (548,301)     6,858,777      (1,880,404)
--------------------------------------------------------------------------------------------------------
  Gain (loss) on settlement of debt                210,750             --       (163,856)        545,924
--------------------------------------------------------------------------------------------------------
  Net income (loss) for the period               8,513,661       (548,301)     6,694,921      (1,334,480)
--------------------------------------------------------------------------------------------------------
  Deficit, beginning of period                  16,738,628     14,448,461     14,919,889      13,585,409
--------------------------------------------------------------------------------------------------------
  Deficit, end of period                       $ 8,224,968    $14,996,762    $ 8,224,968     $14,919,889
--------------------------------------------------------------------------------------------------------
  Earnings (loss)  per share                   $      0.72    $     (0.03)   $      0.53     $     (0.09)
--------------------------------------------------------------------------------------------------------
  Weighted average number of common             11,903,947     16,229,963     12,738,341      15,549,863
  shares outstanding
--------------------------------------------------------------------------------------------------------

See accompanying notes to condensed consolidated financial statements.

PORTACOM WIRELESS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited and expressed in U.S. dollars)

Three months ended September 30, 1996 and 1995
Nine months ended September 30, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                          Three Months                        Nine Months
                                                                 -------------------------------------------------------------------

                                                                     September         September         September         December

                                                                         1996               1995             1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net income (loss) for the period                              $ 8,302,911        $ (548,301)      $ 6,694,921      $(1,334,480)

     Depreciation and amortization                                       1,595                --             1,595          143,786
     Income from AAT transaction not involving cash                 (8,000,000)               --        (8,000,000)              --
     Net changes in working capital relating to operations:

          Accounts receivable                                           (6,448)               --            (2,908)        (782,060)

          Inventory                                                         --                --                --           58,852
          Prepaid expenses                                                  --            (2,636)               --            6,680
          Notes receivable                                           1,812,785          (197,855)          378,989               --
          Accounts payable and accrued liabilities                    (503,355)          311,344          (711,755)      (1,107,232)

-----------------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) operating activities                  1,818,238          (518,930)       (1,639,158)      (3,014,454)


FINANCING:
     Issue of and subscription for common shares                       133,250         1,141,130           830,776        3,743,951
     Convertible promissory notes payable                                   --                --         1,805,000               --
     Notes payable                                                  (1,229,000)         (177,008)         (371,000)        (651,008)

-----------------------------------------------------------------------------------------------------------------------------------
Net cash generated by (used in) financing activities                (1,095,750)          964,122         2,264,776        3,092,943

INVESTING:
    Acquisition of equipment, net                                       (1,027)              ---           (14,554)          13,792
    Acquisition of additional shares in TAI (note 3)                   (25,000)              ---           (25,000)             ---
-----------------------------------------------------------------------------------------------------------------------------------
Net cash generated (used) by investing activities                      (26,027)              ---           (39,554)          13,792
------------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       696,461           445,192           586,084           92,281
Cash and cash equivalents, beginning of period                          55,269            79,055           165,665           73,384
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           $   751,729        $  524,247       $   751,729      $   165,665
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to condensed consolidated financial statements.

PORTACOM WIRELESS, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.
(Unaudited and expressed in U.S. dollars)

As at and for the three and nine months ended September 30, 1996
--------------------------------------------------------------------------------

1.   MANAGEMENT OPINION:

     The condensed consolidated financial statements include the accounts of PortaCom Wireless, Inc. (the "Company") and its wholly-owned subsidiaries from the dates of acquisition or formation. All material intercompany balances and intercompany transactions have been eliminated.

     In the opinion of management, the accompanying condensed consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) and reclassifications for comparability necessary to present fairly the financial position and results of operations as of and for the three and nine months ended September 30, 1996.

2.   CHANGE IN FISCAL YEAR:

     During a previous reporting period, the Company changed the date on which its fiscal year ends from March 31, 1996 to December 31, 1995. Accordingly, results of operations reported herein are as of and for the three months ended September 30, 1996 and 1995 and for the nine months ended September 30, 1996 and December 31, 1995.

3. INVESTMENTS IN ASIAN AMERICAN TELECOMMUNICATIONS CORPORATION AND TELECOMMUNICATIONS AMERICAN INTERNATIONAL:

     On May 28, 1996, the Company announced that it had entered into a contract to acquire all of the outstanding shares of Asian American Telecommunications Corporation ("AAT"), a Los Angeles-based telecommunications services developer. On September 18, 1996, the Company announced that, due to significant tax and regulatory considerations, it had elected to receive a direct ownership position in AAT consisting of 2,000,000 common shares and three-year warrants to acquire 4,000,000 common shares of AAT at a price of $4.00 per share, plus an immediate payment of $1,000,000 in cash from AAT to the Company. The 2,000,000 common shares of AAT will be held in escrow until January 1, 1999 to cover potential liabilities related to this transaction. The receipt of cash and common stock pursuant to the transaction has been recorded in the Statement of Operations as income in the current quarter. The common stock has been recorded as a non-current asset on the Balance Sheet.

     On August 5, 1996, the Company, through its subsidiary PortaCom International, Ltd. ("PIL") agreed to purchase 250 shares of the common stock of Telecommunications American International ("TAI") from a shareholder for the sum of $25,000. Subsequent to the end of the current period, PIL subscribed to a shareholder rights offering in which it purchased 2,900 Units consisting of one promissory note of $49.00 and one share of common stock for an aggregate purchase price of $145,000.

4.   CONVERTIBLE PROMISSORY NOTES PAYABLE:

     Between December 19, 1995 and May 7, 1996, the Company arranged, subject to regulatory approval, private placements of convertible promissory notes having an aggregate principal amount of $2,405,000. Of this amount, $1,805,000 represents funds received in the current year. The promissory notes are due and payable after two years, or after six months upon demand of the holder. The promissory notes bear interest at an annual rate of 10%, payable upon maturity or conversion. The promissory notes are convertible into shares of common stock of the Company at conversion prices ranging from $1.49 to $3.25 per share. The Company will also issue to the investors non-

PORTACOM WIRELESS, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited and expressed in U.S. dollars)

As at and for the three and nine months ended September 30, 1996
--------------------------------------------------------------------------------

     transferable warrants to purchase up to an aggregate of 459,021 shares of common stock of the Company for a period of two years at a price equal to the conversion price of the notes.

5.   SHARE CAPITAL:

     (a)  Authorized:

            94,050,000 common shares without par value
           100,000,000 class "A" preference shares with a par value of C$10 each 100,000,000 class "B" preference shares with a par value of C$50 each

    (b)   Issued common shares:
--------------------------------------------------------------------------------

                                                     Number of        Per share    Total consideration
                                                      shares        consideration
------------------------------------------------------------------------------------------------------
Balance issued and subscribed,                       11,892,382                            $14,419,797
 June 30, 1996
Issued in consideration for loans                        14,500             3.41                49,500
Issued for cash on exercise of warrants                  37,878             1.32                50,000
Issued for cash on exercise of stock options             11,250             3.00                33,750
------------------------------------------------------------------------------------------------------
Balance issued, September 30, 1996                   11,956,010                             14,553,047
To be issued in settlement of debt (f)                   53,675             2.00               107,350
To be issued in consideration for loans and for
 cancellation of performance shares (e)(g)              385,852               --                    --
------------------------------------------------------------------------------------------------------

Balance issued and to be issued                      12,395,537                             14,660,397
------------------------------------------------------------------------------------------------------


     (c)  Stock options:

          As at December 31, 1995, the Company had common shares of the Company reserved for issuance on exercise of incentive stock options to 1999. Option changes for the period July 1, 1996 to September 30, 1996 were as follows:

PORTACOM WIRELESS, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited and expressed in U.S. dollars)

As at and for the three and nine months ended September 30, 1996
--------------------------------------------------------------------------------


-------------------------------------------------------------------
Outstanding and exercisable as at June 30, 1996           1,055,332
-------------------------------------------------------------------
Granted                                                          --
Canceled                                                    100,000
Exercised at $3.00 per share                                 11,250
-------------------------------------------------------------------
Outstanding and exercisable as at September 30, 1996        944,082
-------------------------------------------------------------------

          Stock options are issued at the average market price per share for the ten trading days prior to the date of issuance.

     (d)  Warrants:

          In the current quarter, the Company did not issue any new warrants to purchase shares of its common stock. Warrants to purchase up to 625,688 shares of common stock at prices ranging from $1.49 to $3.30 will be issued subject to regulatory approval.

          In the current quarter, warrants were executed for the purchase of 37,878 common shares for proceeds of $50,000, and warrants to purchase up to 423,457 common shares at a price of $4.025 expired.

          As of September 30, 1996, the Company had 944,082 options and 890,188 warrants outstanding or issuable which, upon exercise, would yield to the Company additional proceeds in excess of $2 million. The exercise of warrants is impossible to predict with any certainty, accordingly, management can render no assurances that any material funds will be realized upon the exercise of such warrants, or whether such will be exercised at all.

     (e)  Performance shares:

          Included in the issued and outstanding common shares are 600,000 common performance shares subject to an escrow agreement. These shares are releasable from escrow on satisfaction of certain predetermined tests set out by regulatory authorities related to the generation of positive cash flow from operations. Shares not released from escrow by September 9, 2002 will be canceled. Pursuant to the escrow agreement, holders of the performance shares may exercise all voting rights attached thereto except on a resolution to cancel any of the shares, and have waived their rights to receive dividends or to participate in the assets and property of the Company on a winding-up or dissolution of the Company.

     (f)  Shares to be issued on settlement of debt:

          During the nine months ended December 31, 1995, the Company entered into agreements to issue 1,256,561 common shares at their estimated value of $2.00 per share to settle outstanding liabilities aggregating $2,513,121. Filings to obtain regulatory approval were made prior to December 31, 1995, regulatory approval was received on May 16, 1996, and 1,256,561 shares were issued in May and June, 1996. The Company has further agreed to issue and additional 53,675 common shares at their estimated value of $2.00 per share to settle additional outstanding liabilities aggregating $107,349. These shares will be issued when permitted by regulatory and governmental authorities having jurisdiction over such proposed issuance.

     (g)  Loan bonus shares

          In connection with the issuance of certain short-term debt by the Company in January 1995 and May 1996, the Company has agreed to issue, subject to regulatory approval, 85,590 "bonus" shares of common stock and 166,667 share purchase warrants, exercisable at $3.30 per share, expiring on May 31, 1997. During the current period, regulatory approval was received for the issuance of 14,500 of these shares which were then issued by the Company. At the end of the current period, the issuance of the remaining 71,090 shares and 166,667 warrants continued to be subject to regulatory approval.

     (h)  List of Directors:

          Keith Alexander, Robert Flitton, Howard Frantom, Keith Hay, Stephen Leahy, Douglas MacLellan, and Stephen Stephens.


6.   INCOME TAXES:

     As at December 31, 1995, the Company had carryforward income tax losses in Canada and the United States in excess of $14,000,000 available to reduce future income taxes payable, the benefit of which has not been recorded in the accounts. These loss carryforwards expire at various times through the year 2005.

7.   RELATED PARTY TRANSACTIONS:

     Related party transactions not disclosed elsewhere in these condensed consolidated financial statements include $11,429 in accounts payable at September 30, 1996 which is owing to related parties. Management and consulting fees have predominantly been charged by related parties. The Company has reimbursed expenses incurred by directors and officers on its behalf during the periods presented.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 22, 1996                  PORTACOM WIRELESS, INC.


                                      By: /s/ Michael Richard
                                          --------------------------------------
                                          Michael Richard,
                                          Vice President - Accounting


06007\0020\8-k.1